Income Taxes	3 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The Company recorded an income tax benefit of $2.6 million, $7.3 million and $3.7 million for the three months ended December 31, 2018 and the years ended September 30, 2018 and 2017, respectively.

Certain amounts previously reported in Income Taxes for the year ended September 30, 2018 have been restated to reflect the correction of an immaterial error as disclosed in the Company's Annual Report on Form 20-F for the year ended September 30, 2018. The error related to the calculation of deferred tax asset and related valuation allowance. The Company believes the effect of the error is not material to its consolidated financial statements.

A reconciliation of income tax expense (benefit) at the statutory corporate income tax rate to the income tax expense (benefit) at the Company’s effective income tax rates is as follows (in thousands):

	Three months ended	Year ended
	December 31,	September 30,
	2018	2018	2017	2016
Net loss before taxes	$(23,253)	$(52,031)	$(23,380)	$(14,327)
U.K. statutory tax rate	19.0%	19.0%	19.5%	20.0%
Income tax benefit at U.K. statutory tax rate	(4,423)	(9,886)	(4,559)	(2,865)
Tax incentives / credits	(3,234)	(7,296)	(3,702)	(1,837)
Non-deductible expenses	127	1,553	609	694
Adjustments in respect of prior years	265	(13)	13	57
Operating losses	3,605	7,317	3,754	2,168
Tax on property, plant, equipment and intangibles	140	233	113	—
Other, net	915	812	119	6
Total income tax benefit	$(2,605)	$(7,280)	$(3,653)	$(1,777)
Effective rate of income tax	11.2%	14.0%	15.6%	12.4%

The effective tax rate for the three months ended December 31, 2018 was 11.2% and for the years ended September 30, 2018, 2017, and 2016 is was 14.0%, 15.6% and 12.4%, respectively. This is lower than the main rate of U.K. tax primarily due to administration of the U.K. research and development tax credit, which is included within the tax incentive/credits line in the table above.
Deferred tax assets and liabilities consisted of the following at December 31, 2018 and September 30, 2018 and 2017 (in thousands):

	December 31,	September 30,
	2018	2018	2017
Deferred tax assets:
Other differences	$2,870	$1,785	$11
Tax losses	7,851	6,515	3,878
Fixed assets	621	1,740	1,098
Total deferred tax assets	11,342	10,040	4,987
Valuation allowances	(11,342)	(10,040)	(4,987)
Net deferred tax asset (liability)	$—	$—	$—

Deferred tax assets resulted from loss carryforwards, fixed assets and retirement benefits, with total deferred tax assets increasing by $1.3 million in the three months December 31, 2018. The Company has recorded a full valuation allowance against the net deferred tax asset as the recoverability due to future taxable profits is unknown. As a result, the net deferred tax remains the same, due to a corresponding increase in valuation allowance.
At December 31, 2018, the Company had U.K. trading losses carry forward of $46.2 million. These losses are carry forwards indefinitely under local law, but are subject to numerous utilization criteria and restrictions.
As required by the authoritative guidance on accounting for income taxes, the Company evaluates the realizability of deferred tax assets at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. In circumstances where this is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, the Company establishes a valuation allowance. The Company recorded valuation allowances in the amounts of $11.3 million at December 31, 2018 and $10.0 million and $5.0 million at September 30, 2018 and 2017, respectively.